UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 14, 2022

Commission File Number: 1-14225

HNI Corporation

Iowa	42-0617510
(State of incorporation)	(IRS Employer Identification No.)
600 East Second Street
P. O. Box 1109
Muscatine, Iowa 52761-0071
(563) 272-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HNI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

HNI Corporation is filing this Amendment No. 1 (the “Form 8-K/A”) to its Current Report on Form 8-K (the “Form 8-K”) filed with the Securities and Exchange Commission on June 17, 2022, solely to correct the reference to the maturity date for the Corporation’s Fourth Amended and Restated Credit Agreement, which was inadvertently identified as June 2028 instead of June 2027. Except for this correction, this Form 8-K/A does not modify or update disclosures in the Form 8-K.

Item 1.01 Entry into a Material Definitive Agreement

On June 14, 2022, HNI Corporation (the “Corporation”) amended and restated its credit facility to extend the term of its current facility.

The Corporation, certain domestic subsidiaries of the Corporation, the lenders, Wells Fargo Bank, National Association, as administrative agent, and Bank of America, N.A., as syndication agent, entered into the Fourth Amended and Restated Credit Agreement (the “Credit Agreement”) on June 14, 2022. The Credit Agreement amends and restates the Third Amended and Restated Credit Agreement, dated April 20, 2018 (the “Prior Facility”).

The Credit Agreement, at the preference of the Corporation, decreases the revolving commitment of the lenders from $450,000,000 to $400,000,000 (while retaining the Corporation’s option under the Prior Facility to increase its borrowing capacity by an additional $150,000,000) and extends the maturity date from April 2023 to June 2027. Additionally, a subsidiary guarantor under the Prior Facility was released as guarantor under the Credit Agreement.

The Credit Agreement contains customary affirmative and negative covenants, events of default, and acceleration provisions for credit facilities of this type. The covenants permit the Corporation to use proceeds of the loans to provide for the working capital and general corporate requirements of the Corporation, including acquisitions, payment of dividends, and stock repurchases. All other material terms and conditions of the Credit Agreement remain unchanged from the Prior Facility, a description of which can be found in “Note 7. Debt” in the Notes to Consolidated Financial Statements included in the Corporation’s Annual Report on Form 10-K filed on March 1, 2022.

Some of the lenders or their affiliates perform commercial banking, investment banking, underwriting, and other financial advisory services for the Corporation, for which they receive customary compensation.

The foregoing description of the Credit Agreement and related matters is only a summary and is qualified in its entirety by reference to the Credit Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1
Fourth Amended and Restated Credit Agreement, dated as of June 14, 2022, by and among HNI Corporation, as borrower, certain domestic subsidiaries of HNI Corporation, as guarantors, certain lenders and Wells Fargo Bank, National Association, as administrative agent

104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HNI CORPORATION
Date:	July 20, 2022	By:	/s/ Steven M. Bradford
Steven M. Bradford Senior Vice President, General Counsel and Secretary